              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12
------------------------------------------------------------------------------
     Dean Witter Balanced Income Fund
     Dean Witter California Tax-Free Income Fund
     Dean Witter Convertible Securities Trust
     Dean Witter Diversified Income Trust
     Dean Witter Federal Securities Trust
     Dean Witter Global Short-Term Income Fund Inc.
     Dean Witter Hawaii Municipal Trust
     Dean Witter High Income Securities
     Dean Witter Intermediate Income Securities
     Dean Witter Intermediate-Term U.S. Treasury Trust
     Dean Witter Limited Term Municipal Trust
     Dean Witter National Municipal Trust
     Dean Witter New York Tax-Free Income Fund
     Dean Witter Select Municipal Reinvestment Fund
     Dean Witter Short-Term Bond Fund
     Dean Witter Short-Term U.S. Treasury Trust
     Dean Witter Tax-Exempt Securities Trust
     Dean Witter U.S. Government Securities Trust
     Dean Witter World Wide Income Trust
        (Name of Registrant(s) Specified in its Charter)
------------------------------------------------------------------------------
     Carsten Otto
        (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

------------------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

5)   Fee previously paid:

------------------------------------------------------------------------------

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

------------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

3)   Filing Party:

------------------------------------------------------------------------------

4)   Date Filed:

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

                        DEAN WITTER BALANCED INCOME FUND
                  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                      DEAN WITTER DIVERSIFIED INCOME TRUST
                      DEAN WITTER FEDERAL SECURITIES TRUST
                 DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                       DEAN WITTER HAWAII MUNICIPAL TRUST
                       DEAN WITTER HIGH INCOME SECURITIES
                   DEAN WITTER INTERMEDIATE INCOME SECURITIES
               DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
                    DEAN WITTER LIMITED TERM MUNICIPAL TRUST
                      DEAN WITTER NATIONAL MUNICIPAL TRUST
                   DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
                        DEAN WITTER SHORT-TERM BOND FUND
                   DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
                    DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
                      DEAN WITTER WORLD WIDE INCOME TRUST



                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1997



    Notice is hereby given that Special Meetings of Shareholders of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 21, 1997, at 10:00 a.m., New York City time, for the following purposes:


    1. For each Fund, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;


    2. For each Fund, to elect nine (9) Trustees or Directors, as applicable, to serve until their successors shall have been elected and qualified;


    3. For each Fund, to approve or disapprove a new investment policy with respect to investments in certain other investment companies;

    4. For each Fund, to ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record of each Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                  BARRY FINK
                                                    SECRETARY

March 19, 1997
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

    - FOR approval of each new Investment Management Agreement.

    - FOR the election of all of the Trustees/Directors nominated for election.

    - FOR approval of a new investment policy for each Fund relating to investments in certain other investment companies.

    - FOR the ratification of the selection of independent public accountants for the current fiscal year of each Fund.

                             YOUR VOTE IS IMPORTANT

                        DEAN WITTER BALANCED INCOME FUND
                  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                      DEAN WITTER DIVERSIFIED INCOME TRUST
                      DEAN WITTER FEDERAL SECURITIES TRUST
                 DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                       DEAN WITTER HAWAII MUNICIPAL TRUST
                       DEAN WITTER HIGH INCOME SECURITIES
                   DEAN WITTER INTERMEDIATE INCOME SECURITIES
               DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
                    DEAN WITTER LIMITED TERM MUNICIPAL TRUST
                      DEAN WITTER NATIONAL MUNICIPAL TRUST
                   DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
                        DEAN WITTER SHORT-TERM BOND FUND
                   DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
                    DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
                      DEAN WITTER WORLD WIDE INCOME TRUST


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                             JOINT PROXY STATEMENT
                             ---------------------


                        SPECIAL MEETINGS OF SHAREHOLDERS
                                  MAY 21, 1997



    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board" or "Trustees") of each Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund to be held jointly on May 21, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.


    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 3 and 4 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The holders of shares ("Shareholders") of record of each Fund as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date. The following persons are known to own 5% or more of the outstanding shares of certain of the Funds as of the Record Date:
DEAN WITTER HAWAII MUNICIPAL TRUST--Mr. MacKay U. Yanagisawa & Mrs. Ellen S. Yanagisawa, 6152 Summer Street, Honolulu, Hawaii (45,117 shares; 12.5%); Mary O. Aiton, Trustee for the Mary Osterloh Aiton Trust under agreement dated 7/21/82, 2736 Puuhonua St., Honolulu, Hawaii (29,037 shares; 8.0%); DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST-- Dean Witter InterCapital Inc., Two World Trade Center, New York, New York (10,780 shares; 5.3%); WM Pillsbury Foundation, c/o J. S. Pillsbury, 6 Oakleigh Lane, St. Louis, Missouri (28,874 shares; 14.2%); ED & H Pillsbury Foundation, c/o J.S. Pillsbury, 6 Oakleigh Lane, St. Louis, Missouri (28,359 shares; 13.9%). No person was known to own as much as 5% of the outstanding shares of any of the other Funds on that date. The percentage ownership of shares of the Funds changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.



                                                                                                       NUMBER OF SHARES
                                                                                                       OUTSTANDING AS OF
                                                                                                        MARCH 12, 1997
NAME OF FUND                                                                                             (RECORD DATE)
-----------------------------------------------------------------------------------------------------  -----------------
Dean Witter Balanced Income Fund.....................................................................        4,365,859
Dean Witter California Tax-Free Income Fund..........................................................       75,548,993
Dean Witter Convertible Securities Trust.............................................................       19,408,909
Dean Witter Diversified Income Trust.................................................................       87,780,074
Dean Witter Federal Securities Trust.................................................................       72,822,240
Dean Witter Global Short-Term Income Fund Inc........................................................        9,060,845
Dean Witter Hawaii Municipal Trust...................................................................          359,329
Dean Witter High Income Securities...................................................................      112,004,974
Dean Witter Intermediate Income Securities...........................................................       19,424,579
Dean Witter Intermediate Term U.S. Treasury Trust....................................................          202,692
Dean Witter Limited Term Municipal Trust.............................................................        6,096,608
Dean Witter National Municipal Trust.................................................................        7,966,889
Dean Witter New York Tax-Free Income Fund............................................................       15,902,823
Dean Witter Select Municipal Reinvestment Fund.......................................................        7,491,951
Dean Witter Short-Term Bond Fund.....................................................................        4,327,939
Dean Witter Short-Term U.S. Treasury Trust...........................................................       25,934,610
Dean Witter Tax-Exempt Securities Trust..............................................................       98,755,355
Dean Witter U.S. Government Securities Trust.........................................................      692,158,535
Dean Witter World Wide Income Trust..................................................................       11,780,434



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $624,000, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co. and 10% of the cost will be borne by the Funds. Therefore, the total cost of soliciting proxies borne by each Fund is estimated to be approximately as follows: Dean Witter Balanced Income Fund-- $600; Dean Witter California Tax-Free Income Fund--$2,200; Dean Witter Convertible Securities Trust--$3,200; Dean Witter Diversified Income Trust--$4,200; Dean Witter Federal Securities Trust--$4,650; Dean Witter Global Short-Term Income Fund Inc.--$1,000; Dean Witter Hawaii Municipal Trust--$350; Dean Witter High Income Securities--$4,650; Dean Witter Intermediate Income Securities--$1,500; Dean Witter Intermediate Term U.S. Treasury Trust--$350; Dean Witter Limited Term Municipal Trust--$600 ; Dean Witter National Municipal Trust--$600; Dean Witter New York Tax-Free Income Fund--$900; Dean Witter Select Municipal

Reinvestment Fund--$1,900; Dean Witter Short-Term Bond Fund--$550; Dean Witter Short-Term U.S. Treasury Trust--$1,200; Dean Witter Tax-Exempt Securities Trust--$3,150; Dean Witter U.S. Government Securities Trust--$30,950; and Dean Witter World Wide Income Trust--$1,500. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Funds, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated to be approximately $314,200 and will be borne by Dean Witter, Discover & Co.



    First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of each Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by First Data Corp., additional expenses are expected to be approximately $6.00 per telephone vote transacted, which would be borne by Dean Witter, Discover & Co.


                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT
BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Fund pursuant to an investment management agreement entered into by each Fund and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Funds. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between each Fund and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY


    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


    Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.



    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.



    The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.


APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS


    In order to assure continuity of investment management services to each Fund after the Merger, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between each Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreements and recommended their respective approval by Shareholders.


    THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of a Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Funds in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the respective Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.


THE BOARDS' CONSIDERATION


    At a special meeting of the Committee of the Independent Trustees of the Funds held on February 20, 1997, at which each of the Independent Trustees of the Funds was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated each of the New Agreements (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

    The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Fund, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of each respective Fund and its Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS


    Each of the Current Agreements provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the respective Current Agreement, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Investment Manager pays the compensation of the officers of the Funds and provides the Funds with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Funds' shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreements, each Fund pays the Investment Manager compensation which is accrued daily and payable monthly and which is set forth in the table below.



                                                                             MANAGEMENT FEE PAID   NET ASSETS AS
                                                               LAST FISCAL   DURING FUND'S LAST   OF FISCAL YEAR
FUND                              MANAGEMENT FEE RATE           YEAR END         FISCAL YEAR            END
--------------------------  --------------------------------  -------------  -------------------  ---------------

Dean Witter Balanced        0.60% of daily net assets             1/31/97       $     207,615(1)   $  48,283,941
Income Fund
Dean Witter California      0.55% of daily net assets up to      12/31/96           5,313,150        975,702,205
Tax-Free Income Fund        $500 million; 0.525% of the next
                            $250 million; 0.50% of the next
                            $250 million; 0.475% of the next
                            $250 million; and 0.45% of daily
                            net assets over $1 billion(2)
Dean Witter Convertible     0.60% of daily net assets up to       9/30/96           1,234,262        234,334,206
Securities Trust            $750 million; 0.55% of the next
                            $250 million; 0.50% of the next
                            $500 million; 0.475% of the next
                            $500 million; 0.45% of the next
                            $1 billion; and 0.425% of daily
                            net assets over $3 billion
Dean Witter Diversified     0.40% of daily net assets            10/31/96           2,533,576        745,580,902
Income Trust
Dean Witter Federal         0.55% of daily net assets up to      10/31/96           4,241,115        719,934,714
Securities Trust            $1 billion; 0.525% of the next
                            $500 million; 0.50% of the next
                            $500 million; 0.475% of next the
                            $500 million; 0.45% of the next
                            $2.5 billion; 0.425% of the next
                            $2.5 billion; 0.40% of the next
                            $2.5 billion; 0.375% of the next
                            $2.5 billion; and 0.35% of daily
                            net assets over $12.5 billion
Dean Witter Global Short-   0.55% of daily net assets up to      10/31/96             504,723         80,625,481
Term Income Fund Inc.       $500 million and 0.50% of daily
                            net assets over $500 million


--------------------------


(1) Of the $241,446 payable by Dean Witter Balanced Income Fund, $33,831 was waived pursuant to an undertaking of the Investment Manager to assume expenses (except for brokerage fees) and to waive the compensation provided for in its Management Agreement until March 31, 1996 or until such time as the Fund had $50 million in net assets, whichever occurred first.



(2) The management fee rate payable by Dean Witter California Tax-Free Income Fund was reduced to 0.45% of daily net assets over $1.25 billion effective May 1, 1996.

                                                                             MANAGEMENT FEE PAID   NET ASSETS AS
FUND                                                           LAST FISCAL   DURING FUND'S LAST   OF FISCAL YEAR
--------------------------        MANAGEMENT FEE RATE           YEAR END         FISCAL YEAR            END
Dean Witter Hawaii          --------------------------------  -------------  $------------------- $---------------
Municipal Trust             0.35% of daily net assets            11/30/96           0(3)               3,224,985
Dean Witter High Income     0.50% of daily net assets up to       3/31/96           1,650,429        505,490,576
Securities                  $500 million and 0.425% of daily
                            net assets over $500 million
Dean Witter Intermediate    0.60% of daily net assets up to       8/31/96           1,337,360        208,910,881
Income Securities           $500 million; 0.50% of the next
                            $250 million; 0.40% of the next
                            $250 million; and 0.30% of daily
                            net assets over $1 billion
Dean Witter Intermediate    0.35% of daily net assets             2/28/97           0(4)               1,991,570
Term U.S. Treasury Trust
Dean Witter Limited Term    0.50% of daily net assets             3/31/96             401,513         72,765,935
Municipal Trust
Dean Witter National        0.35% of daily net assets             9/30/96           152,753(5)        81,616,205
Municipal Trust
Dean Witter New York Tax-   0.55% of daily net assets up to      12/31/96         1,113,792(6)       192,191,727
Free Income Fund            $500 million and 0.525% of daily
                            net assets over $500 million
Dean Witter Select          0.50% of daily net assets            12/31/96             464,650         92,187,270
Municipal Reinvestment
Fund


--------------------------


(3) The entire $8,265 payable by Dean Witter Hawaii Municipal Trust was waived pursuant to an undertaking of the Investment Manager to assume expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until June 30, 1997.



(4) The entire $9,458 payable by Dean Witter Intermediate Term U.S. Treasury Trust was waived pursuant to an undertaking of the Investment Manager to assume expenses (except brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until March 27, 1997.



(5) Of the $269,889 payable by Dean Witter National Municipal Trust, $117,136 was waived pursuant to an undertaking of the Investment Manager to assume expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until December 31, 1995 and to continue to waive management fees and to continue to assume expenses (except for brokerage and 12b-1 fees) to the extent they exceed, on an annualized basis, 0.50% of the Fund's daily net assets from January 1, 1996 through June 30, 1997.



(6) The Investment Manager has undertaken that if in any fiscal year the total operating expenses of Dean Witter New York Tax-Free Income Fund, exclusive of taxes, interest, distribution fees, brokerage fees and extraordinary expenses, exceed 1 1/2% of average daily net assets, the Investment Manager will reimburse the Fund for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. This undertaking can be revoked by the Investment Manager at any time. For the fiscal year ended December 31, 1996, the expenses of Dean Witter New York Tax-Free Income Fund did not exceed such limitation.

                                                                             MANAGEMENT FEE PAID   NET ASSETS AS
FUND                                                           LAST FISCAL   DURING FUND'S LAST   OF FISCAL YEAR
--------------------------        MANAGEMENT FEE RATE           YEAR END         FISCAL YEAR            END
Dean Witter Short-Term      --------------------------------  -------------  ---$----------------) -$--------------
Bond Fund                   0.70% of daily net assets             4/30/96            54,307(7         33,178,219
Dean Witter Short-Term      0.35% of daily net assets             5/31/96             970,394        258,637,268
U.S. Treasury Trust
Dean Witter Tax-Exempt      0.50% of daily net assets up to      12/31/96           5,320,578      1,190,033,990
Securities Trust            $500 million; 0.425% of the next
                            $250 million; 0.375% of the next
                            $250 million; 0.35% of the next
                            $250 million and 0.325% of daily
                            net assets over $1.25 billion
Dean Witter U.S.            0.50% of daily net assets up to      12/31/96          29,579,546      6,449,538,156
Government Securities       $1 billion; 0.475% of the next
Trust                       $500 million; 0.45% of the next
                            $500 million; 0.425% of the next
                            $500 million; 0.40% of the next
                            $2.5 billion; 0.375% of the next
                            $2.5 billion; 0.35% of the next
                            $2.5 billion; 0.325% of the next
                            $2.5 billion; and 0.30% of daily
                            net assets over $12.5 billion
Dean Witter World Wide      0.75% of daily net assets up to      10/31/96             933,697        114,021,518
Income Trust                $250 million; 0.60% of the next
                            $250 million; 0.50% of the next
                            $250 million; 0.40% of the next
                            $250 million; and 0.30% of daily
                            net assets over $1 billion


--------------------------


(7) Of the $234,741 payable by Dean Witter Short-Term Bond Fund, $180,434 was waived pursuant to an undertaking of the Investment Manager to assume from January 10, 1994 (commencement of operations) all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund had $50 million of net assets or until December 31, 1995, whichever occurred first and to continue from January 1, 1996 through December 31, 1996 to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive compensation under its Management Agreement to the extent such expenses and compensation exceed 1.0% of the Fund's daily net assets on an annualized basis. The Investment Manager has undertaken to assume expenses (except brokerage fees) and to waive the compensation provided for in its Management Agreement for the period January 1, 1997 through April 30, 1997.



    Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Funds' Distributor, including, without limitation: fees pursuant to any plan of distribution, if applicable, that each Fund may adopt; charges and expenses of any registrar, custodian or depository appointed by each Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by each Fund; brokers' commissions chargeable to each Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by each Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of each Fund; all costs and expenses in connection with registration and maintenance of registration of each Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of each Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Funds, and independent accountants in connection with any matter relating to each Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on each Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to the Fund's benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Fund's operations unless otherwise explicitly provided in the respective Current Agreements.

    The administrative services called for under the Current Agreements are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

    The table below sets forth the dates each Current Agreement was first approved by the Board and last approved by the appropriate Shareholders:


                                                                       DATE CURRENT AGREEMENT
                                                                      WAS FIRST APPROVED BY THE
                                                                         BOARD (INCLUDING A           DATE OF LAST
                                                                       MAJORITY OF INDEPENDENT    SHAREHOLDER APPROVAL
NAME OF FUND                                                                  TRUSTEES)           OF CURRENT AGREEMENT
--------------------------------------------------------------------  -------------------------  ----------------------
Dean Witter Balanced Income Fund....................................          January 25, 1995       February 16, 1995
Dean Witter California Tax-Free Income Fund.........................          October 22, 1992        January 12, 1993
Dean Witter Convertible Securities Trust............................          October 30, 1992        January 12, 1993
Dean Witter Diversified Income Trust................................          October 30, 1992        January 12, 1993
Dean Witter Federal Securities Trust................................          October 30, 1992        January 12, 1993
Dean Witter Global Short-Term Income Fund Inc.......................          October 30, 1992        January 12, 1993
Dean Witter Hawaii Municipal Trust..................................            April 20, 1995          April 20, 1995
Dean Witter High Income Securities..................................              May 10, 1994            May 10, 1994
Dean Witter Intermediate Income Securities..........................          October 30, 1992        January 12, 1993
Dean Witter Intermediate Term U.S. Treasury Trust...................            April 20, 1995          April 20, 1995
Dean Witter Limited Term Municipal Trust............................              June 3, 1993           June 25, 1993
Dean Witter National Municipal Trust................................              May 10, 1994            May 10, 1994
Dean Witter New York Tax-Free Income Fund...........................          October 30, 1992        January 12, 1993
Dean Witter Select Municipal Reinvestment Fund......................          October 30, 1992        January 12, 1993
Dean Witter Short-Term Bond Fund....................................          December 2, 1993        December 2, 1993
Dean Witter Short-Term U.S. Treasury Trust..........................          October 30, 1992        January 12, 1993
Dean Witter Tax-Exempt Securities Trust.............................          October 30, 1992        January 12, 1993
Dean Witter U.S. Government Securities Trust........................          October 30, 1992        January 12, 1993
Dean Witter World Wide Income Trust.................................          October 30, 1992        January 12, 1993


    After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement has been continued in effect from year to year by action of the Board, including the Independent

Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    Each Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is each Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:


    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC"); James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.


    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.


    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.



    Dean Witter Distributors Inc. acts as the Funds' Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. With respect to each of the Funds other than Dean Witter Limited Term Municipal Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter Short-Term Bond Fund and Dean Witter Tax-Exempt Securities Trust, each Fund has a Rule 12b-1 plan pursuant to which it pays the Distributor 12b-1 fees for distribution related services (which are set forth below). Each of Dean Witter Limited Term Municipal Trust and Dean Witter Short-Term Bond Fund has a Rule 12b-1 plan with the Distributor under which the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Funds' shares. DWTC, an affiliate of InterCapital, serves as transfer agent of the Funds. The table below sets forth for each Fund the distribution fees paid to the Distributor and the transfer agency fees paid to DWTC during the Fund's last fiscal year:


                                                                    DISTRIBUTION FEES PAID
                                                                      TO THE DISTRIBUTOR
                                                                      DURING LAST FISCAL    TRANSFER AGENT FEES PAID TO
FUND                                                                         YEAR           DWTC DURING LAST FISCAL YEAR
------------------------------------------------------------------  ----------------------  ----------------------------
Dean Witter Balanced Income Fund..................................      $      402,411              $     25,620
Dean Witter California Tax-Free Income Fund.......................           7,504,744                   238,582
Dean Witter Convertible Securities Trust..........................           2,057,104                   373,604
Dean Witter Diversified Income Trust..............................           5,383,849                   390,840
Dean Witter Federal Securities Trust..............................           6,554,450                   646,969
Dean Witter Global Short-Term Income Fund Inc.....................             688,258                    95,328
Dean Witter Hawaii Municipal Trust................................               4,594                     2,487
Dean Witter High Income Securities................................           2,640,686                   212,010
Dean Witter Intermediate Income Securities........................           1,894,592                   178,366
Dean Witter Intermediate Term U.S. Treasury Trust.................               8,936                     1,848
Dean Witter Limited Term Municipal Trust..........................                 N/A                    47,787
Dean Witter National Municipal Trust..............................             452,823                    32,563
Dean Witter New York Tax-Free Income Fund.........................           1,518,807                    74,718
Dean Witter Select Municipal Reinvestment Fund....................                 N/A                   233,105
Dean Witter Short-Term Bond Fund..................................                 N/A                    21,204
Dean Witter Short-Term U.S. Treasury Trust........................             959,304                   145,517
Dean Witter Tax-Exempt Securities Trust...........................                 N/A                   387,764
Dean Witter U.S. Government Securities Trust......................          53,189,389                 4,382,628
Dean Witter World Wide Income Trust...............................           1,058,190                   163,442


    Once the Merger is consummated and the New Agreements are approved, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Funds as are currently being provided.


    During their last fiscal year, Dean Witter Balanced Income Fund, Dean Witter Convertible Securities Trust and Dean Witter Federal Securities Trust paid $11,362 (67.75% of all brokerage commissions paid during the fiscal year), $11,992 (7.32% of all brokerage commissions paid during the fiscal year) and $8,477 (7.74% of all brokerage commissions paid during the fiscal year), respectively, to DWR in brokerage commissions. During each of their respective last fiscal years, none of the other Funds paid any brokerage commissions to DWR. DWR is an affiliated broker of the Funds because DWR and InterCapital are under the common control of DWDC.


                     (2) ELECTION OF TRUSTEES FOR EACH FUND


    The number of Trustees of each Fund has been fixed by the Board at nine. There are presently eight Trustees, all of which are standing for re-election at the Meeting for indefinite terms. In addition, the Board of each Fund has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.

    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined under the 1940 Act) of the Funds and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Board of each of Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter High Income Securities, Dean Witter Intermediate Term U.S. Treasury Trust and Dean Witter National Municipal Trust were elected by InterCapital as the then sole shareholder prior to the public offering of those Funds. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Funds, all of the members of the Boards of the other Funds currently serving were previously elected at a meeting of Shareholders or by InterCapital as the then sole shareholder prior to the public offering of the Funds.



    The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of each Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").


    The nominees for Trustee to be elected at the Meeting are:

    MICHAEL BOZIC, Trustee since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.


    CHARLES A. FIUMEFREDDO, Trustee since July 1991* (Dean Witter Convertible Securities Trust--3,502 shares; Dean Witter Diversified Income Trust--1,469 shares; Dean Witter Federal Securities Trust--521 shares; Dean Witter Global Short-Term Income Fund Inc.--327 shares; Dean Witter Limited Term Municipal Trust-- 5,808 shares; Dean Witter Short-Term U.S. Treasury Trust--18,046 shares; Dean Witter Tax-Exempt Securities Trust--653 shares; Dean Witter U.S. Government Securities Trust--1,793 shares; Dean Witter World Wide Income Trust--956 shares); age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).


    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

(April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp (health insurance); member of the board of various civic and charitable organizations.


    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


    WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.


    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB) formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).


    MICHAEL E. NUGENT, Trustee since July 1991*; age 60 (Dean Witter High Income Securities -- 3,325 shares); General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.



    PHILIP J. PURCELL, Trustee since April 1994*; age 53 (Dean Witter Convertible Securities Trust -- 3,770 shares; Dean Witter Diversified Income Trust -- 2,046 shares); Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.


    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).


    The other executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; and Thomas F. Caloia, Treasurer; and, with respect to the individual Funds, the other executive officers are as follows: Dean Witter Balanced Income Fund -- Paul D. Vance, Vice President; Dean Witter California Tax-Free Income Fund -- James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Dean Witter Convertible Securities Trust -- Michael G. Knox, Vice President; Dean Witter Diversified Income Trust -- Peter M. Avelar, Vice President; Rajesh K. Gupta, Vice President and Vinh Q. Tran, Vice President; Dean Witter Federal Securities Trust -- Rajesh K. Gupta, Vice President; Dean Witter Global Short-Term Income Fund Inc. -- Vinh Q. Tran,

------------------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

Vice President; Anne Pickrell, Vice President; Dean Witter Hawaii Municipal Trust -- James F. Willison, Vice President; Dean Witter High Income Securities -- Peter M. Avelar, Vice President; Dean Witter Intermediate Income Securities -- Rochelle G. Siegel, Vice President; Dean Witter Intermediate Term U.S. Treasury Trust -- Rajesh K. Gupta, Vice President; Dean Witter Limited Term Municipal Trust -- Katherine H. Stromberg, Vice President; Dean Witter National Municipal Trust -- James F. Willison, Vice President; Dean Witter New York Tax-Free Income Fund -- James F. Willison, Vice President; Dean Witter Select Municipal Reinvestment Fund -- James F. Willison, Vice President; Dean Witter Short-Term Bond Fund -- Peter M. Avelar, Vice President; Rajesh K. Gupta, Vice President; Rochelle G. Siegel, Vice President; Dean Witter Short-Term U.S. Treasury Trust -- Rajesh K. Gupta, Vice President; Dean Witter Tax-Exempt Securities Trust -- James F. Willison, Vice President; Dean Witter U.S. Government Securities Trust -- Rajesh K. Gupta, Vice President; Dean Witter World Wide Income Trust -- Vinh Q. Tran, Vice President; Peter J. Seeley, Vice President.



    In addition, the following individuals serve as Vice Presidents of the various Funds: Dean Witter Balanced Income Fund -- Peter M. Avelar, Kenton J. Hinchliffe, Jonathan R. Page and Mark Bavoso; Dean Witter California Tax-Free Income Fund -- Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Gerard
J. Lian; Dean Witter Convertible Securities Trust -- Ira N. Ross, Paul D. Vance and Ronald J. Worobel; Dean Witter Federal Securities Trust -- Peter M. Avelar, Kenton J. Hinchliffe, Jonathan R. Page and James F. Willison; Dean Witter Hawaii Municipal Trust -- Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Joseph R. Arcieri and Gerard J. Lian; Dean Witter High Income Securities -- Jonathan R. Page and James F. Willison; Dean Witter Intermediate Income Securities -- Peter M. Avelar, Jonathan R. Page, James F. Willison and Kevin Hurley; Dean Witter Intermediate Term U.S. Treasury Trust -- Peter M. Avelar, Jonathan R. Page and James F. Willison; Dean Witter Limited Term Municipal Trust -- Peter M. Avelar, Jonathan R. Page, James F. Willison, Joseph R. Arcieri and Gerard J. Lian; Dean Witter National Municipal Trust -- Peter M. Avelar and Jonathan R. Page, Katherine H. Stromberg, Joseph R. Arcieri and Gerard J. Lian; Dean Witter New York Tax-Free Income Fund -- Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Joseph Arcieri and Gerard J. Lian; Dean Witter Select Municipal Reinvestment Fund -- Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Joseph R. Arcieri and Gerard J. Lian; Dean Witter Short-Term Bond Fund -- Jonathan R. Page, James F. Willison and Kevin Hurley; Dean Witter Short-Term U.S. Treasury Trust -- Peter M. Avelar, Jonathan R. Page, James F. Willison; Dean Witter Tax-Exempt Securities Trust -- Peter M. Avelar, Jonathan
R. Page, Katherine H. Stromberg, Joseph R. Arcieri and Gerard J. Lian; Dean Witter U.S. Government Securities Trust -- Peter M. Avelar, Jonathan R. Page and James F. Willison. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.



    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Senior Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June 1993). He was previously Vice President of InterCapital. Mr. Gupta is 36 years old and is currently Senior Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Mr. Hurley is 52 years old and is currently Senior Vice President of InterCapital (since February
1995). He was previously a private investor (January 1994-February 1995) and prior thereto was Managing Director of Ark Asset Management Co., Inc. for five years. Mr. Knox is 30 years old and is currently Vice President of InterCapital (since August 1993). Prior thereto he was with Eagle Asset Management, Inc. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Ms. Pickrell is 43 years old and is currently Vice President of InterCapital. Ms. Pickrell was formerly a portfolio manager with Harvard Management Co. Inc. Mr. Ross is 57 years old and is currently Vice President of InterCapital. Mr. Seeley is 47 years old and is currently Vice President of InterCapital. Prior thereto he was Senior Vice President of Nikko Capital Management and before that First Vice President of Shroders Incorporated. Ms. Siegel is 48 years old and is currently Senior Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital. Ms. Stromberg was formerly a portfolio manager with InterCapital. Mr. Tran is 50 years old and is currently Vice President of InterCapital. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone, McAlinden, Hurley, Knox, Seeley and Ms. Pickrell, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.



    Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR/PERIOD


                                                                                    COMMITTEE
                                                                                     OF THE
                                                                        BOARD OF   INDEPENDENT    AUDIT     DERIVATIVES
                                                              FISCAL    TRUSTEES    TRUSTEES    COMMITTEE   COMMITTEE
NAME OF FUND                                                 YEAR-END   MEETINGS    MEETINGS     MEETINGS    MEETINGS
-----------------------------------------------------------  ---------  ---------  -----------  ----------  ----------
Dean Witter Balanced Income Fund...........................    1/31/97      7          10           2           3
Dean Witter California Tax-Free Income Fund................   12/31/96      7          10           3           3
Dean Witter Convertible Securities Trust...................    9/30/96      6          10           3           3
Dean Witter Diversified Income Trust.......................   10/31/96      6          10           3           3
Dean Witter Federal Securities Trust.......................   10/31/96      6          10           3           3
Dean Witter Global Short-Term Income Fund Inc..............   10/31/96      6          10           3           3
Dean Witter Hawaii Municipal Trust.........................   11/30/96      6          10           2           3
Dean Witter High Income Securities.........................    3/31/96      6           9           3           5
Dean Witter Intermediate Income Securities.................    8/31/96      6          10           3           3
Dean Witter Intermediate Term U.S. Treasury Trust..........    2/28/97      7          11           2           3
Dean Witter Limited Term Municipal Trust...................    3/31/96      6           9           3           5
Dean Witter National Municipal Trust.......................    9/30/96      6          10           3           3
Dean Witter New York Tax-Free Income Fund..................   12/31/96      7          10           3           3
Dean Witter Select Municipal Reinvestment Fund.............   12/31/96      7          10           3           3
Dean Witter Short-Term Bond Fund...........................    4/30/96      6           9           3           5

                                                                                    COMMITTEE
                                                                                     OF THE
                                                                        BOARD OF   INDEPENDENT    AUDIT     DERIVATIVES
                                                              FISCAL    TRUSTEES    TRUSTEES    COMMITTEE   COMMITTEE
NAME OF FUND                                                 YEAR-END   MEETINGS    MEETINGS     MEETINGS    MEETINGS
-----------------------------------------------------------  ---------  ---------  -----------  ----------  ----------
Dean Witter Short-Term U.S. Treasury Trust.................    5/31/96      6          10           3           5
Dean Witter Tax-Exempt Securities Trust....................   12/31/96      7          10           3           3
Dean Witter U.S. Government Securities Trust...............   12/31/96      7          10           3           3
Dean Witter World Wide Income Trust........................   10/31/96      6          10           3           3

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    Each Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). Each Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds.

    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including ten of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds. As of the date of this Proxy Statement, the following Funds represented in this Proxy Statement have adopted the retirement program: Dean Witter California Tax-

Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Diversified Income Trust, Dean Witter Federal Securities Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Intermediate Income Securities, Dean Witter Limited Term Municipal Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter U.S. Government Securities Trust and Dean Witter World Wide Income Trust.



    The following tables illustrate the compensation paid to each Fund's Independent Trustees for the Fund's last fiscal year by each Fund which has paid compensation to the Independent Trustees for at least one fiscal year and, for the Funds which have adopted the retirement program, the retirement benefits accrued to each Fund's Independent Trustees by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, as of the end of the Fund's last fiscal year.



DEAN WITTER BALANCED INCOME FUND



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  ------------------------------------
Michael Bozic.....................................................................              $      1,400
Edwin J. Garn.....................................................................                     1,400
John R. Haire.....................................................................                     2,613
Dr. Manuel H. Johnson.............................................................                     1,400
Michael E. Nugent.................................................................                     1,400
John L. Schroeder.................................................................                     1,400



DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,800    $     338              10             50.0%      $     850
Edwin J. Garn....................       1,800          473              10             50.0             850
John R. Haire....................       3,900         (345)(2)            10           50.0           2,309
Dr. Manuel H. Johnson............       1,750          202              10             50.0             850
Michael E. Nugent................       1,800          338              10             50.0             850
John L. Schroeder................       1,750          645               8             41.7             708


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



(2) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.

DEAN WITTER CONVERTIBLE SECURITIES TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     399              10             50.0%      $     950
Edwin J. Garn....................       1,850          589              10             50.0             950
John R. Haire....................       3,850          699              10             50.0           2,343
Dr. Manuel H. Johnson............       1,800          244              10             50.0             950
Michael E. Nugent................       1,750          422              10             50.0             950
John L. Schroeder................       1,800          776               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER DIVERSIFIED INCOME TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     393              10             50.0%      $     950
Edwin J. Garn....................       1,850          663              10             50.0             950
John R. Haire....................       3,900        3,297              10             50.0           1,889
Dr. Manuel H. Johnson............       1,800          264              10             50.0             950
Michael E. Nugent................       1,750          498              10             50.0             950
John L. Schroeder................       1,800          763               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

DEAN WITTER FEDERAL SECURITIES TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     393              10             50.0%      $     950
Edwin J. Garn....................       1,850          577              10             50.0             950
John R. Haire....................       3,900          372              10             50.0           2,343
Dr. Manuel H. Johnson............       1,800          240              10             50.0             950
Michael E. Nugent................       1,750          413              10             50.0             950
John L. Schroeder................       1,800          763               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     393              10             50.0%      $     950
Edwin J. Garn....................       1,850          577              10             50.0             950
John R. Haire....................       3,900          372              10             50.0           2,343
Dr. Manuel H. Johnson............       1,800          240              10             50.0             950
Michael E. Nugent................       1,750          413              10             50.0             950
John L. Schroeder................       1,800          763               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER HIGH INCOME SECURITIES



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  ------------------------------------
Michael Bozic.....................................................................              $      1,600
Edwin J. Garn.....................................................................                     1,650
John R. Haire.....................................................................                     4,575
Dr. Manuel H. Johnson.............................................................                     1,650
Michael E. Nugent.................................................................                     1,600
John L. Schroeder.................................................................                     1,600

DEAN WITTER INTERMEDIATE INCOME SECURITIES



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     405              10             50.0%      $     950
Edwin J. Garn....................       1,850          601              10             50.0             950
John R. Haire....................       3,963        1,034              10             50.0           2,335
Dr. Manuel H. Johnson............       1,800          248              10             50.0             950
Michael E. Nugent................       1,750          430              10             50.0             950
John L. Schroeder................       1,800          788               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER LIMITED TERM MUNICIPAL TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,600    $     436              10             50.0%      $     950
Edwin J. Garn....................       1,600          747              10             50.0             950
John R. Haire....................       4,525        2,904              10             50.0           1,225
Dr. Manuel H. Johnson............       1,600          294              10             50.0             950
Michael E. Nugent................       1,600          558              10             50.0             950
John L. Schroeder................       1,550          854               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER NATIONAL MUNICIPAL TRUST



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  ------------------------------------
Michael Bozic.....................................................................              $      1,650
Edwin J. Garn.....................................................................                     1,650
John R. Haire.....................................................................                     3,750
Dr. Manuel H. Johnson.............................................................                     1,600
Michael E. Nugent.................................................................                     1,650
John L. Schroeder.................................................................                     1,600

DEAN WITTER NEW YORK TAX-FREE INCOME FUND



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,800    $     338              10             50.0%      $     850
Edwin J. Garn....................       1,800          473              10             50.0             850
John R. Haire....................       3,900         (376)(2)            10           50.0           2,304
Dr. Manuel H. Johnson............       1,750          202              10             50.0             850
Michael E. Nugent................       1,800          338              10             50.0             850
John L. Schroeder................       1,750          645               8             41.7             708


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



(2) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.



DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND



NAME OF INDEPENDENT TRUSTEE                                                         AGGREGATE COMPENSATION FROM THE FUND
----------------------------------------------------------------------------------  ------------------------------------
Michael Bozic.....................................................................              $      1,800
Edwin J. Garn.....................................................................                     1,800
John R. Haire.....................................................................                     3,900
Dr. Manuel H. Johnson.............................................................                     1,750
Michael E. Nugent.................................................................                     1,800
John L. Schroeder.................................................................                     1,750



DEAN WITTER SHORT-TERM BOND FUND



                                                                                             AGGREGATE COMPENSATION FROM
NAME OF INDEPENDENT TRUSTEE                                                                     THE FUND (ESTIMATED)
-------------------------------------------------------------------------------------------  ---------------------------
Michael Bozic..............................................................................           $     850
Edwin J. Garn..............................................................................                 900
John R. Haire..............................................................................               2,225
Dr. Manuel H. Johnson......................................................................                 850
Michael E. Nugent..........................................................................                 850
John L. Schroeder..........................................................................                 850

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,800    $     424              10             50.0%      $     950
Edwin J. Garn....................       1,900          722              10             50.0             950
John R. Haire....................       4,375        5,936              10             50.0           2,363
Dr. Manuel H. Johnson............       1,850          285              10             50.0             950
Michael E. Nugent................       1,700          540              10             50.0             950
John L. Schroeder................       1,850          828               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



DEAN WITTER TAX-EXEMPT SECURITIES TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,800    $     338              10             50.0%      $     850
Edwin J. Garn....................       1,800          473              10             50.0             850
John R. Haire....................       3,900         (376)(2)            10           50.0           2,304
Dr. Manuel H. Johnson............       1,750          202              10             50.0             850
Michael E. Nugent................       1,800          338              10             50.0             850
John L. Schroeder................       1,750          645               8             41.7             708


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



(2) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,800    $     381              10             50.0%      $     950
Edwin J. Garn....................       1,850          553              10             50.0             950
John R. Haire....................       3,950         (282)(2)            10           50.0           2,343
Dr. Manuel H. Johnson............       1,800          231              10             50.0             950
Michael E. Nugent................       1,800          396              10             50.0             950
John L. Schroeder................       1,800          736               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



(2) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.



DEAN WITTER WORLD WIDE INCOME TRUST



                                      FUND COMPENSATION               ESTIMATED RETIREMENT BENEFITS
                                   ------------------------  -----------------------------------------------
                                                RETIREMENT       ESTIMATED                        ESTIMATED
                                    AGGREGATE    BENEFITS     CREDITED YEARS       ESTIMATED       ANNUAL
                                   COMPENSATION ACCRUED AS     OF SERVICE AT     PERCENTAGE OF    BENEFITS
                                    FROM THE       FUND         RETIREMENT         ELIGIBLE         UPON
NAME OF INDEPENDENT TRUSTEE           FUND       EXPENSES      (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -----------  -----------  -----------------  ---------------  -----------
Michael Bozic....................   $   1,750    $     393              10             50.0%      $     950
Edwin J. Garn....................       1,850          577              10             50.0             950
John R. Haire....................       3,900          372              10             50.0           2,343
Dr. Manuel H. Johnson............       1,800          240              10             50.0             950
Michael E. Nugent................       1,750          413              10             50.0             950
John L. Schroeder................       1,800          763               8             41.7             792


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



    At such time as Dean Witter Hawaii Municipal Trust and Dean Witter Intermediate Term U.S. Treasury Trust have paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the applicable Fund holds the same number of Board and committee meetings as were held by the Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee by each of these Funds during such fiscal year will be the amount shown in the following table:



                                                                                             AGGREGATE COMPENSATION FROM
NAME OF INDEPENDENT TRUSTEE                                                                     THE FUND (ESTIMATED)
-------------------------------------------------------------------------------------------  ---------------------------
Michael Bozic..............................................................................           $   1,900
Edwin J. Garn..............................................................................               1,900
John R. Haire..............................................................................               3,850
Dr. Manuel H. Johnson......................................................................               1,900
Michael E. Nugent..........................................................................               1,900
John L. Schroeder..........................................................................               1,900



    The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                             FOR SERVICE   FOR SERVICE
                                                                 AS        AS CHAIRMAN
                                                             CHAIRMAN OF       OF       TOTAL CASH
                                                            COMMITTEES OF  COMMITTEES   COMPENSATION
                            FOR SERVICE                      INDEPENDENT       OF           FOR
                          AS DIRECTOR OR                     DIRECTORS/    INDEPENDENT  SERVICES TO
                            TRUSTEE AND    FOR SERVICE AS   TRUSTEES AND    TRUSTEES        82
                             COMMITTEE       TRUSTEE AND        AUDIT       AND AUDIT   DEAN WITTER
                              MEMBER          COMMITTEE      COMMITTEES    COMMITTEES    FUNDS AND
                            OF 82 DEAN         MEMBER        OF 82 DEAN       OF 14         14
NAME OF INDEPENDENT           WITTER        OF 14 TCW/DW       WITTER        TCW/DW       TCW/DW
TRUSTEE                        FUNDS            FUNDS           FUNDS         FUNDS        FUNDS
------------------------  ---------------  ---------------  -------------  -----------  -----------
Michael Bozic...........     $ 138,850               --              --            --    $ 138,850
Edwin J. Garn...........       140,900               --              --            --      140,900
John R. Haire...........       106,400        $  64,283       $ 195,450     $  12,187      378,320
Dr. Manuel H. Johnson...       137,100           66,483              --            --      203,583
Michael E. Nugent.......       138,850           64,283              --            --      203,133
John L. Schroeder.......       137,150           69,083              --            --      206,233



    The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including 12 of the Funds represented in this Proxy Statement) for the year ended

December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.



                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                                                                                    RETIREMENT       ESTIMATED
                                                                                     BENEFITS         ANNUAL
                                            ESTIMATED CREDITED                      ACCRUED AS     BENEFITS UPON
                                                 YEARS OF           ESTIMATED        EXPENSES       RETIREMENT
                                                SERVICE AT         PERCENTAGE         BY ALL         FROM ALL
                                                RETIREMENT         OF ELIGIBLE       ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE                    (MAXIMUM 10)       COMPENSATION         FUNDS         FUNDS(1)
------------------------------------------  -------------------  ---------------  ---------------  -------------
Michael Bozic.............................              10              50.0%        $  20,147       $  51,325
Edwin J. Garn.............................              10              50.0            27,772          51,325
John R. Haire.............................              10              50.0            46,952         129,550
Dr. Manuel H. Johnson.....................              10              50.0            10,926          51,325
Michael E. Nugent.........................              10              50.0            19,217          51,325
John L. Schroeder.........................               8              41.7            38,700          42,771


------------------------------

(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



    The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.


    With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

     (3) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES


    The Board of each Fund has approved, subject to Shareholder approval, a new investment policy that has the effect of modifying certain investment restrictions of the Funds so as to permit each Fund to convert to a master/ feeder structure. Under a master/feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual pools are known as "feeder" funds and the combined pool is known as a "master" fund.


    Upon conversion to a master/feeder structure, a Fund would invest all of its assets in a corresponding master fund and hold only beneficial interests in the master fund. The master fund, in turn, would invest directly in individual securities of other issuers. The Fund would otherwise continue its normal operations. The Board of each Fund would retain the right to withdraw the Fund's investment from the master fund at any time it determined that it would be in the best interests of Shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another master fund.

    As an investor in a master fund, a Fund would be entitled to vote in proportion to its relative interest in the master fund. Specifically, as to any issue on which Shareholders vote, a Fund would vote its interest in the master fund in proportion to the votes cast by its Shareholders. If there were other investors in the master fund, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's Shareholders would receive a majority of votes cast by all master fund shareholders.

    Conversion to a master/feeder structure would only be authorized by the Board of a Fund if it determined such structure to be in the best interests of Shareholders. Should the Board authorize any such conversion, a Fund's prospectus and statement of additional information would be amended to reflect the Fund's conversion to a master/feeder structure and its Shareholders would be notified.

    While neither the Board nor InterCapital has determined that any Fund should participate in a master/feeder structure, the Trustees believe that the Funds should have the flexibility to implement such structure at a future date, if appropriate. At present, however, certain fundamental investment restrictions of each Fund would prevent the Fund from doing so without seeking Shareholder approval. For example, each Fund has fundamental investment restrictions which limit the extent to which the Fund may invest in other investment companies or in any one issuer. As such, a vote of a Fund's Shareholders would be required before a Fund could participate in a master/feeder structure. In the interest of efficiency and to eliminate the costs associated with a future proxy statement that would be necessary to modify these investment restrictions, the Board of each Fund recommends that Shareholders vote to modify the Fund's investment restrictions by adding the following new investment policy:

       "Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund."

REQUIRED VOTE

    To become effective, the proposed changes to each Fund's investment restrictions must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. As indicated earlier, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES.

     (4) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as each Fund's independent accountants for the fiscal year-ends indicated below next to the name of the Fund:


NAME OF FUND                                                                                        FISCAL YEAR ENDING
------------------------------------------------------------------------------------------------  ----------------------
Dean Witter Balanced Income Fund................................................................        January 31, 1998
Dean Witter California Tax-Free Income Fund.....................................................       December 31, 1997
Dean Witter Convertible Securities Trust........................................................      September 30, 1997
Dean Witter Diversified Income Trust............................................................        October 31, 1997
Dean Witter Federal Securities Trust............................................................        October 31, 1997
Dean Witter Global Short-Term Income Fund Inc. .................................................        October 31, 1997
Dean Witter Hawaii Municipal Trust..............................................................       November 30, 1997
Dean Witter High Income Securities..............................................................          March 31, 1998
Dean Witter Intermediate Income Securities......................................................         August 31, 1997
Dean Witter Intermediate Term U.S. Treasury Trust...............................................       February 28, 1998
Dean Witter Limited Term Municipal Trust........................................................          March 31, 1998
Dean Witter National Municipal Trust............................................................      September 30, 1997
Dean Witter New York Tax-Free Income Fund.......................................................       December 31, 1997
Dean Witter Select Municipal Reinvestment Fund..................................................       December 31, 1997
Dean Witter Short-Term Bond Fund................................................................          April 30, 1997
Dean Witter Short-Term U.S. Treasury Trust......................................................            May 31, 1997
Dean Witter Tax-Exempt Securities Trust.........................................................       December 31, 1997
Dean Witter U.S. Government Securities Trust....................................................       December 31, 1997
Dean Witter World Wide Income Trust.............................................................        October 31, 1997


    The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for each Fund since its inception, and has no direct or indirect financial interest in the Funds.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.


    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of each Fund represented and entitled to vote at the Meeting.


    THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    EACH FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR AND, IN THE CASE OF DEAN WITTER BALANCED INCOME FUND, DEAN WITTER HIGH INCOME SECURITIES, DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST, DEAN WITTER LIMITED TERM MUNICIPAL TRUST, DEAN WITTER SHORT-TERM BOND FUND AND DEAN WITTER SHORT-TERM U.S. TREASURY TRUST, THE SUCCEEDING SEMI-ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Boards of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT


    AGREEMENT made as of the [    ] day of [           ], 1997, by and between
Dean Witter [             ], a                         (hereinafter called the
"Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):


    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt [NOT APPLICABLE TO DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND AND DEAN WITTER TAX-EXEMPT SECURITIES TRUST]; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.



     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rate[s]
to the Fund's daily net assets:               *. Except as hereinafter set
forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month,

------------------------



* See pages 8-10 of the Proxy Statement for a table setting forth the management fee rate(s) applicable to each Fund.

compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    13. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter", or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

THE FOLLOWING SECTION 14 DOES NOT APPLY TO DEAN WITTER GLOBAL SHORT-TERM INCOME FUND WHICH IS ORGANIZED AS A MARYLAND COPORATION.


   [14. The Declaration of Trust establishing Dean Witter              , dated
             , a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of
Massachusetts, provides that the name Dean Witter              refers to the
Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean
Witter              shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or
otherwise, in connection with the affairs of said Dean Witter              , but
the Trust Estate only shall be liable.]

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.


                                          DEAN WITTER

                                          By
                                          ......................................

Attest:

 .....................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By
                                          ......................................

Attest:

 .....................................

                                                                      APPENDIX B

    InterCapital serves as investment manager to the Funds and the other investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                           TAXABLE FIXED INCOME FUNDS


                                                                                                       CURRENT INVESTMENT
                                                                                                     MANAGEMENT FEE RATE(S)
                                                                                    NET ASSETS           AS A PERCENTAGE
                                                                                  AS OF 03/12/97          OF NET ASSETS
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER HIGH YIELD SECURITIES INC.*..............................   $472,422,555   0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $3 billion
       2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*........................  6$,138,047,889  0.50% on assets up to $1 billion, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $12.5 billion
       3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*............................   $258,071,153   0.60% on assets up to $750
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $3
                                                                                                  billion
       4.  DEAN WITTER FEDERAL SECURITIES TRUST*................................   $664,434,512   0.55% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to 0.35%
                                                                                                  on assets over $12.5 billion
       5.  INTERCAPITAL INCOME SECURITIES INC.**................................   $212,194,831   0.50%
       6.  HIGH INCOME ADVANTAGE TRUST**........................................   $151,432,410   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       7.  HIGH INCOME ADVANTAGE TRUST II**.....................................   $202,120,811   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       8.  HIGH INCOME ADVANTAGE TRUST III**....................................   $ 78,703,844   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*..........................   $183,322,983   0.60% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      10.  DEAN WITTER WORLD WIDE INCOME TRUST*.................................   $106,393,288   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      11.  DEAN WITTER GOVERNMENT INCOME TRUST**................................   $425,720,030   0.60%
      12.  DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*......................   $ 76,976,109   0.55% on assets up to $500
                                                                                                  million and 0.50% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER PREMIER INCOME TRUST*....................................   $ 15,604,354   0.50% (of which 40% is paid
                                                                                                  to a Sub-Adviser)

                                                                                                       CURRENT INVESTMENT
                                                                                                     MANAGEMENT FEE RATE(S)
                                                                                    NET ASSETS           AS A PERCENTAGE
                                                                                  AS OF 03/12/97          OF NET ASSETS
                                                                                  --------------  -----------------------------
      14.  DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*..........................   $255,026,002   0.35%
      15.  DEAN WITTER DIVERSIFIED INCOME TRUST*................................   $825,332,503   0.40%
      16.  DEAN WITTER SHORT-TERM BOND FUND*....................................   $ 39,265,837   0.70%(1)
      17.  DEAN WITTER HIGH INCOME SECURITIES*..................................  1$,105,732,108  0.50% on assets up to $500 million and 0.425% on assets
                                                                                                  over $500 million.
      18.  PRIME INCOME TRUST**.................................................  1$,133,529,314  0.90% on assets up to $500 million and 0.85% on assets
                                                                                                  over $500 million
      19.  DEAN WITTER BALANCED INCOME FUND*....................................   $ 50,991,701   0.60%
      20.  DEAN WITTER RETIREMENT SERIES:*
           (a) U.S. GOVERNMENT SECURITIES SERIES................................   $ 10,596,158   0.65% (2)
           (b) INTERMEDIATE INCOME SECURITIES SERIES............................   $  2,261,816   0.65% (2)
      21.  DEAN WITTER VARIABLE INVESTMENT SERIES:***
           (a) QUALITY INCOME PLUS PORTFOLIO....................................   $459,554,792   0.50% on assets up to $500
                                                                                                  million and 0.45% on assets
                                                                                                  over $500 million
           (b) HIGH YIELD PORTFOLIO.............................................   $277,126,804   0.50%
      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
           (a) DIVERSIFIED INCOME PORTFOLIO.....................................   $ 37,415,339   0.40%
           (b)NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO....................   $  4,484,769   0.65% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      23.  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST*...................   $  1,962,920   0.35%(3)


------------------------------
  * Open-end investment company.

 ** Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.


(3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 27, 1997, whichever occurs first.

                          TAX-FREE FIXED INCOME FUNDS


                                                                          CURRENT INVESTMENT
                                                                            MANAGEMENT OR
                                                                         ADVISORY FEE RATE(S)
                                                   NET ASSETS              AS A PERCENTAGE
                                                 AS OF 03/12/97             OF NET ASSETS
                                                 ---------------    ------------------------------
 1.  DEAN WITTER CALIFORNIA TAX-FREE INCOME
     FUND*...................................    $   945,010,134    $0.55% on assets up to $500
                                                                    million, scaled down at
                                                                    various asset levels to 0.45%
                                                                    on assets over $1.25 billion
 2.  DEAN WITTER LIMITED TERM MUNICIPAL
     TRUST*..................................         61,210,093    0.50%
 3.  DEAN WITTER MULTI-STATE MUNICIPAL SERIES
     TRUST*..................................        388,189,887    0.35%
 4.  DEAN WITTER NATIONAL MUNICIPAL TRUST*...         84,362,522    0.35%(1)
 5.  DEAN WITTER NEW YORK TAX-FREE INCOME
     FUND*...................................        185,662,118    0.55% on assets up to $500
                                                                    million and 0.525% on assets
                                                                    over $500 million
 6.  DEAN WITTER TAX-EXEMPT SECURITIES
     TRUST*..................................      1,158,271,636    0.50% on assets up to $500
                                                                    million, scaled down at
                                                                    various asset levels to 0.325%
                                                                    on assets over $1.25 billion
 7.  INTERCAPITAL CALIFORNIA INSURED
     MUNICIPAL INCOME TRUST**................        240,850,768    0.35%
 8.  INTERCAPITAL CALIFORNIA QUALITY
     MUNICIPAL SECURITIES**..................        201,480,242    0.35%
 9.  INTERCAPITAL INSURED CALIFORNIA
     MUNICIPAL SECURITIES**..................         62,879,708    0.35%
10.  INTERCAPITAL INSURED MUNICIPAL BOND
     TRUST**.................................        108,687,697    0.35%
11.  INTERCAPITAL INSURED MUNICIPAL INCOME
     TRUST**.................................        577,173,893    0.35%
12.  INTERCAPITAL INSURED MUNICIPAL
     SECURITIES**............................        136,016,212    0.35%
13.  INTERCAPITAL INSURED MUNICIPAL
     TRUST**.................................        481,829,417    0.35%
14.  INTERCAPITAL NEW YORK QUALITY MUNICIPAL
     SECURITIES**............................         92,491,556    0.35%
15.  INTERCAPITAL QUALITY MUNICIPAL INCOME
     TRUST**.................................        726,527,989    0.35%
16.  INTERCAPITAL QUALITY MUNICIPAL
     INVESTMENT TRUST**......................        377,428,244    0.35%
17.  INTERCAPITAL QUALITY MUNICIPAL
     SECURITIES**............................        356,447,008    0.35%
18.  MUNICIPAL INCOME TRUST**................        299,197,956    0.35% on assets up to $250
                                                                    million and 0.25% on assets
                                                                    over $250 million
19.  MUNICIPAL INCOME TRUST II**.............        273,432,009    0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million

                                                                          CURRENT INVESTMENT
                                                                            MANAGEMENT OR
                                                                         ADVISORY FEE RATE(S)
                                                   NET ASSETS              AS A PERCENTAGE
                                                 AS OF 03/12/97             OF NET ASSETS
                                                 ---------------    ------------------------------
20.  MUNICIPAL INCOME TRUST III**............    $    61,981,499    $0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million
21.  MUNICIPAL INCOME OPPORTUNITIES
     TRUST**.................................        176,784,608    0.50%
22.  MUNICIPAL INCOME OPPORTUNITIES TRUST
     II**....................................        174,666,431    0.50%
23.  MUNICIPAL INCOME OPPORTUNITIES TRUST
     III**...................................        102,809,085    0.50%
24.  MUNICIPAL PREMIUM INCOME TRUST**........        350,292,786    0.40%
25.  DEAN WITTER SELECT MUNICIPAL
     REINVESTMENT FUND***....................         90,885,593    0.50%
26.  DEAN WITTER HAWAII MUNICIPAL TRUST*.....          3,522,850    0.35%(2)


------------------------------
   *  Open-end investment company

  **  Closed-end investment company

 *** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

  (1) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.

  (2) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                           DEAN WITTER BALANCED INCOME FUND

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Balanced Income Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.



                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.



                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                           DEAN WITTER BALANCED INCOME FUND

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                     DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter California Tax-Free Income Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.



                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                          / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                     DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                       DEAN WITTER CONVERTIBLE SECURITIES TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Convertible Securities Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.



                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                       DEAN WITTER CONVERTIBLE SECURITIES TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                         DEAN WITTER DIVERSIFIED INCOME TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Diversified Income Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.



                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                         DEAN WITTER DIVERSIFIED INCOME TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                         DEAN WITTER FEDERAL SECURITIES TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Federal Securities Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                         DEAN WITTER FEDERAL SECURITIES TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                    DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of Dean Witter Global Short-Term Income Fund Inc. on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Directors:                        / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Stockholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                    DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                          DEAN WITTER HAWAII MUNICIPAL TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Hawaii Municipal Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                          DEAN WITTER HAWAII MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                         DEAN WITTER HIGH INCOME SECURITIES

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter High Income Securities on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:


                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE ``FOR ALL EXCEPT'' BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                          DEAN WITTER HIGH INCOME SECURITIES

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                     DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Intermediate Income Securities on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                      DEAN WITTER INTERMEDIATE INCOME SECURITIES

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Intermediate Term U.S. Treasury Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                       DEAN WITTER LIMITED TERM MUNICIPAL TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Limited Term Municipal Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                       DEAN WITTER LIMITED TERM MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                         DEAN WITTER NATIONAL MUNICIPAL TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter National Municipal Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                         DEAN WITTER NATIONAL MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                      DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter New York Tax-Free Income Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                      DEAN WITTER NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                    DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Select Municipal Reinvestment Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                    DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                           DEAN WITTER SHORT-TERM BOND FUND

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Short-Term Bond Fund on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                           DEAN WITTER SHORT-TERM BOND FUND

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                      DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Short-Term U.S. Treasury Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                      DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                   DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Tax-Exempt Securities Trust on May 21, 1997, at 10:00 a.m.,
New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:




                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                       DEAN WITTER TAX-EXEMPT SECURITIES TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                     DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter U.S. Government Securities Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:




                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                     DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------

                         DEAN WITTER WORLD WIDE INCOME TRUST

                                        PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter World Wide Income Trust on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                             (CONTINUED ON REVERSE SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT --- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

/X/ PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK

1.  Approval of New Investment Management        FOR     AGAINST    ABSTAIN
    Agreement with Dean Witter InterCapital      / /       / /        / /
    Inc. in connection with proposed merger.


                                                                     FOR ALL
                                                  FOR     WITHHOLD   EXCEPT
2.  Election of Trustees:                         / /       / /        / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder


    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
3.  Approval of New Investment Policy             / /       / /         / /
    with respect to investments in certain
    other investment companies.


                                                  FOR     AGAINST     ABSTAIN
4.  Ratification of appointment of Price          / /       / /         / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.              Date________________
--------------------------------------  ----------------------------------------


--------------------------------------  ----------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION


                         DEAN WITTER WORLD WIDE INCOME TRUST

--------------------------------------------------------------------------------

                                      IMPORTANT

                     PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------